Exhibit 99.1

Apple Hospitality REIT, Inc. Announces Implementation of 10b5-1 Share Repurchase Plan

Richmond, VA – September 2, 2016 – Apple Hospitality REIT, Inc. (NYSE: APLE) ("Apple Hospitality" or the "Company") today announced that the Company has established a written trading Plan ("Plan") authorizing the repurchase of its common shares in open market transactions. This Plan was established as part of the Company's previously announced $475 million share repurchase program.  The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which will allow the Company, through a designated broker, to repurchase shares at times, beginning on September 2, 2016, when it might otherwise be prevented from doing so by securities laws or because of self-imposed trading blackout periods.  Because repurchases under a 10b5-1 plan are subject to certain pricing, market and volume parameters, there is no guarantee as to the exact number of shares, if any, that will be repurchased under the Plan. In addition, the timing of share repurchases under the Plan and overall repurchase program will depend upon prevailing market conditions, regulatory requirements and other factors and may be suspended by the Company at any time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service hotels in the United States. The Company's portfolio consists of 236 hotels, with over 30,000 guestrooms, diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets throughout 33 states. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as "may," "believe," "expect," "anticipate," "intend," "estimate," "project," "target," "goal," "plan," "should," "will," "predict," "potential," "likely," or other words, phrases or expressions of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust. Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved. In addition, Apple Hospitality's qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review Apple Hospitality's financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality's filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, in the section entitled "Item 1A. Risk Factors" in the Annual Report on Form 10-K filed by Apple Hospitality with the SEC on February 25, 2016 and the Quarterly Report on Form 10-Q filed by Apple Hospitality with the SEC on August 8, 2016. Any forward-looking statement speaks only as of the date of this press release. Apple Hospitality undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
804‐727‐6321
kclarke@applereit.com

For additional information or to receive press releases via email, visit www.applehospitalityreit.com